PLAN INVESTMENT FUND, INC.
August 10, 2010
Dear Investor,
Enclosed you will find a supplement to the current Plan Investment Fund (“PIF”) Prospectus that you previously received and to PIF’s related Statement of Additional Information. The supplement discloses that the Money Market Portfolio will now be able to accept purchase or redemption orders until 4:00 PM Eastern time. This is an extension of one hour. There are no changes in the order time for the Government/REPO Portfolio.
Additionally, the supplement discloses the purchase of PNC Global Investment Servicing (U.S.) Inc. by The Bank of New York Mellon Corporation.
Finally, the supplement discloses a fee waiver agreement between PIF and PFPC Trust, the PIF custodian.
Please contact me or Joe Castellon if you have any questions.
Sincerely,

Dale E. Palka
President and Chief Executive Officer

PLAN INVESTMENT FUND, INC.
SUPPLEMENT DATED AUGUST 10, 2010
TO THE PROSPECTUS
AND
THE STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2010
Under the caption titled “Investments” on page 12 of the Prospectus, following the introductory language, “The Money Market Portfolio may:” the first paragraph is modified to read as follows:
     1. Purchase bank obligations, such as certificates of deposit, bankers’ acceptances and bank notes, issued or supported by the credit of U.S. branches of U.S. banks or U.S. branches of foreign banks with assets of at least $1 billion, and time deposits in U.S. and foreign branches of U.S. or foreign banks with assets of at least $1 billion, if such obligations meet the Portfolio’s maturity limitations and quality standards for corporate debt obligations. Time deposits in foreign banks will be limited to Eurodollar and Canadian time deposits.
Under the caption titled “Purchase of Participation Certificates” on page 16 of the Prospectus, the second paragraph is replaced with the following two paragraphs:
     Purchase orders for the Government/REPO Portfolio and the Money Market Portfolio which are received by 12 Noon (Eastern Time) will be executed at the net asset value determined at 12 Noon (Eastern Time) that day if BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) receives funds by Fed wire by 4:00 P.M. (Eastern Time).
     Beginning on August 16, 2010, purchase orders for the Money Market Portfolio which are received by 12 Noon (Eastern Time) will be executed at the net asset value determined at 12 Noon (Eastern Time) that day if BNY Mellon Investment Servicing receives funds by Fed wire by 6:00 P.M. (Eastern Time), and purchase orders for the Money Market Portfolio which are received after 12 Noon (Eastern Time), but before 4:00 P.M. (Eastern Time) will be executed at the net asset value determined at 4:00 P.M. (Eastern Time) that day if BNY Mellon Investment Servicing receives funds by Fed wire by 6:00 P.M. (Eastern Time). Any such orders tendered after 3:00 P.M. (Eastern Time) must be transmitted by telephone to (800) 821-9771. Such orders tendered after 4:00 P.M. (Eastern Time), and orders for which payment has not been received by BNY Mellon Investment Servicing by 6:00 P.M. (Eastern Time), will not be deemed to have been received on that day and notice will be given to the investor placing the order. Purchase orders for the Money Market Portfolio which are received before August 16, 2010, and purchase orders for the Government/REPO Portfolio which are received on, before and after such date, which are received after 12 Noon (Eastern Time) but before 3:00 P.M. (Eastern Time) will be executed at the net asset value determined at 4:00 P.M. (Eastern Time) that day if BNY Mellon Investment Servicing receives funds by Fed wire by 4:00 P.M. (Eastern Time). Such orders tendered after 3:00 P.M. (Eastern Time), and such orders for which payment has not been received by BNY Mellon Investment Servicing by 4:00 P.M. (Eastern Time), will not be deemed to have been received on that day and notice will be given to the investor placing the order.

Under the caption titled “Redemption of Participation Certificates” on page 16 of the Prospectus, the second paragraph is modified to read as follows:
     Beginning on August 16, 2010, the Fund will pay for redeemed Participation Certificates of the Money Market Portfolio for which a redemption order is received on a business day before 4:00 P.M. (Eastern Time) in Federal funds wired to the redeeming investor’s account on the same business day. Any such orders tendered after 3:00 P.M. (Eastern Time) must be transmitted by telephone to (800) 821-9771. Before August 16, 2010, with respect to the Money Market Portfolio, and on, before and after such date, with respect to the Government/REPO Portfolio, the Fund will pay for redeemed Participation Certificates for which a redemption order is received on a business day before 3:00 P.M. (Eastern Time) in Federal funds wired to the redeeming investor’s account on the same business day. The Fund will pay for redemption orders which are received on a business day after the applicable times specified above (or on a day when BNY Mellon Investment Servicing is closed) in Federal funds wired on the next business day that BNY Mellon Investment Servicing is open for business. An investor receives no dividend for the day on which Participation Certificates are redeemed, therefore, investors that do not place redemption orders by the times indicated may wish to wait until the morning of the following business day to do so.
Following the paragraph titled “Anti-Money Laundering Requirements” on page 18 of the Prospectus, the following two paragraphs are added:
Transfer Agent, Disbursing Agent and Custodian
     On July 1, 2010, The Bank of New York Mellon Corporation (“BNY Mellon Corporation”) acquired all of the issued and outstanding shares of PNC Global Investment Servicing (U.S.) Inc., which acts as the Fund’s transfer agent and disbursing agent, and PFPC Trust Company, which acts as custodian of the Fund’s assets. Following this transaction, each of these entities is a wholly owned subsidiary of BNY Mellon Corporation, instead of The PNC Financial Services Group, Inc. The Fund’s transfer agent and disbursing agent, which was previously known as PNC Global Investment Servicing (U.S.) Inc., or PNC GIS, is now known as BNY Mellon Investment Servicing (US) Inc. The custodian of the Fund’s assets will continue to be known as PFPC Trust Company or PFPC (at least for some period of time) after July 1, 2010.
     For the period from January 1, 2010 to June 30, 2010, PFPC has agreed to waive certain fees as custodian of the Fund by removing the assets of the Government/REPO Portfolio from the calculation of gross assets of the Fund in connection with determining the asset-based fee payable to PFPC. (This fee is described on page B-17 of the Fund’s Statement of Additional Information.) In addition, PFPC has agreed to waive transaction charges for the Government/REPO Portfolio while the waiver of the asset-based fee is in effect. Out-of-pocket expenses incurred by PFPC as custodian of the Fund will continue to be billed to the Fund as incurred. This waiver will result in a payment or credit to the Fund from PFPC in the aggregate amount of approximately $13,300.
This Supplement should be retained with your Prospectus
for future reference.

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